SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                         Preformed Line Products Company
             (Exact name of registrant as specified in its charter)

             Ohio                        0-31164                 34-0676895
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation                                       Identification No.)

                660 Beta Drive
            Mayfield Village, Ohio                                   44143
   (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (440) 461-5200


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 29, 2003, Preformed Line Products Company issued a press release announcing earnings for the three and nine months ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PREFORMED LINE PRODUCTS COMPANY

                                    /s/ Eric R. Graef
                                    ------------------------------------------
                                    Eric R. Graef, Vice President - Finance
                                    and Treasurer

DATED: October 29, 2003

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press release dated October 29, 2003, announcing earnings for the three and nine months ended September 30, 2003.